UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2010

GENCO SHIPPING & TRADING LIMITED

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 20th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On March 9, 2010, Baltic Trading Limited (“Baltic Trading”), a subsidiary of Genco Shipping & Trading Limited (“Genco”), entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated and Dahlman Rose & Company, LLC, as representatives (collectively, the “Underwriters”), pursuant to which Baltic Trading agreed to sell to the Underwriters an aggregate of 16,300,000 shares of common stock, par value $0.01 per share, of Baltic Trading (the “Common Stock”), for a purchase price of $13.09 per share (the “Purchase Price”), reflecting a price to the public of $14.00 per share less underwriting discounts and commissions of $0.91 per share.  Baltic Trading has granted the Underwriters the right to purchase up to an additional 2,445,000 shares of Common Stock to cover over-allotments at a price per share equal to the Purchase Price.  The Underwriters have 30 days from March 9, 2010 to exercise this option.  Further details of the terms of the Underwriting Agreement are hereby incorporated by reference from the section entitled “Underwriting” of Amendment No. 8 to the Registration Statement of Baltic Trading on Form S-1 filed with the Securities and Exchange Commission on March 9, 2010 (the “Baltic Trading Registration Statement”).  A copy of the Underwriting Agreement is attached to this Form 8-K as Exhibit 1.1.

On March 15, 2010, Genco and Baltic Trading entered into a Management Agreement pursuant to which Genco, as Baltic Trading’s Manager, is to provide to Baltic Trading commercial, technical, administrative, and strategic services in exchange for certain fees.  Further details of the terms of the Management Agreement are hereby incorporated by reference from the section entitled “Our Manager and Management Agreement” of the Baltic Trading Registration Statement.  A copy of the Management Agreement is attached to this Form 8-K as Exhibit 10.1.

On March 15, 2010, Genco and Baltic Trading also entered into an Omnibus Agreement under which Genco and its other affiliates may engage in similar activities or lines of business as Baltic Trading, Baltic Trading will have a right of first refusal over certain spot chartering opportunities, and Genco will have a right of first refusal over other business opportunities.  Further details of the terms of the Omnibus Agreement are hereby incorporated by reference from the section entitled “Certain Relationships and Related-Party Transactions—Omnibus Agreement” of the Baltic Trading Registration Statement.  A copy of the Omnibus Agreement is attached to this Form 8-K as Exhibit 10.2.

On March 15, 2010, Genco Investments LLC, (“Genco Investments”), a wholly owned subsidiary of Genco, entered into a Registration Rights Agreement pursuant to which Baltic Trading granted Genco Investments and its affiliates certain registration rights with respect to Baltic Trading’s Common Stock and Class B Stock owned by them.   Further details of the terms of the Registration Rights Agreement are hereby incorporated by reference from the section entitled “Certain Relationships and Related-Party Transactions—Registration Rights” of the Baltic Trading Registration Statement.  A copy of the Registration Rights Agreement is attached to this Form 8-K as Exhibit 10.3.

Item 9.01                                             Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated March 9, 2010 by and between Baltic Trading and Morgan Stanley & Co. Incorporated and Dahlman Rose & Company, LLC, as representatives.

10.1	Management Agreement dated March 15, 2010 by and between Genco and Baltic Trading.

10.2	Omnibus Agreement dated March 15, 2010 by and between Genco and Baltic Trading.

10.3	Registration Rights Agreement dated March 15, 2010 by and between Genco Investments and Baltic Trading.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: March 15, 2010

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated March 9, 2010 by and between Baltic Trading and Morgan Stanley & Co. Incorporated and Dahlman Rose & Company, LLC, as representatives.

10.1	Management Agreement dated March 15, 2010 by and between Genco and Baltic Trading.

10.2	Omnibus Agreement dated March 15, 2010 by and between Genco and Baltic Trading.

10.3	Registration Rights Agreement dated March 15, 2010 by and between Genco Investments and Baltic Trading.